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                                                                   Exhibit 10.39


                         MICROSOFT(R) INTERNET EXPLORER
                             LOGO LICENSE AGREEMENT

This Microsoft(R) Internet Explorer Logo License Agreement is made and entered into this 2nd day of July, 1998 ("Effective Date") by and between MICROSOFT CORPORATION, a Washington corporation located at One Microsoft Way, Redmond, WA 98052-6399 ("Microsoft"), and PRODIGY SERVICES CORPORATION, a Delaware corporation located at 44 S Broadway, White Plains, NY 10601 ("Company").

1. DEFINITIONS
   -----------

   (a) "Internet Explorer" or "IE" shall mean the Microsoft software that upgrades Windows 95 or Windows 98 to the Internet Explorer, version 4.x or higher level of functionality.

   (b) "IE Agreement" shall mean the Microsoft Internet Explorer License and Distribution Agreement currently in effect between the parties.

   (c) "IEAK Agreement" shall mean, if applicable, the IEAK Customization Rights Exhibit to the IE Agreement.

   (d) "Referral Server Agreement", shall mean, if applicable, the Microsoft Windows 98 and/or any other "Get Connected" Co-Marketing Agreement(s) and/or other referral server agreement(s) executed by the parties.

   (e) "Logo" shall mean the Microsoft(R) Internet Explorer logo(s) depicted in the "Guidelines", or such additional or replacement Microsoft Internet Explorer logos as MS may provide from time to time under this Agreement.

   (f) "Guidelines" shall mean the web page entitled "Microsoft Internet Explorer logos available for your use", which is currently located at http://ieak.microsoft.com/logo/asp#elogo, or any successor thereto.
       ------------------------------------------------------------------

   (g) "Product" shall mean the COMPANY product(s) described on the registration form and identified as "Internet Product" in the IE Agreement and/or the Referral Server Agreement(s), and which are distributed or provided to customers together with Microsoft Internet Explorer, in accordance with the IE, IEAK, and/or Referral Server Agreement(s).

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   (h) "Territory" subject to 2(b), shall be as defined in the IE and/or
   Referral Server Agreement(s).

2. LICENSE GRANT
   -------------

   (a) Subject to and expressly conditioned upon compliance with the terms and conditions of this Agreement, MS hereby grants to COMPANY a worldwide (except as provided in Section 2(b)), nonexclusive, nontransferable, royalty-free, personal right to use the Logo solely in conjunction with Product in the manner described in the Guidelines, and as may be prescribed by MS from time to time.

   (b) The license right set forth in Section 2(a) shall not extend to the Republic of China ("Taiwan"). South Korea ("Korea"), or the People's Republic of China ("PRC"), unless and until COMPANY provides MS with written notice of COMPANY's intent to distribute Product in these countries. COMPANY agrees not to use the Logo in such countries and shall not be licensed pursuant to this Agreement to do so until COMPANY has provided MS with such written notice.

   (c) COMPANY may not use or reproduce the Logo in any manner whatsoever other than as expressly described in the Guidelines.

   (d) COMPANY agrees and acknowledges that MS retains all right, title and interest in and to the Logo. Except as expressly granted in this Agreement, COMPANY shall have no rights in the Logo. Under no circumstances will anything in this Agreement be construed as granting, by implication, estoppel or otherwise, a license to any MS technology or propriety right other than the permitted use of the Logo pursuant to Section 2(a).

   (e) COMPANY represents and warrants that it will use the Logo solely as provided in this Agreement and will not use the Logo for promotional goods or for Product which, in MS' reasonable judgment, will diminish or otherwise damage MS' goodwill in the Logo, including but not limited to uses which could be deemed to be obscene, pornographic, excessively violent or otherwise in poor taste or unlawful, or which purpose or objective is to encourage unlawful activities.

3. NO FURTHER CONVEYANCES
   ----------------------

   The license grant in Section 2(a) is personal to COMPANY, and COMPANY shall not assign, transfer or sublicense this Agreement (or any right granted herein) in any manner without the prior written consent of MS.

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4. QUALITY, INSPECTION, AND APPROVAL
   ---------------------------------

   (a) COMPANY agrees to maintain the quality of Product used in conjunction with the Logo at a level that meets or exceeds industry standards and is at least commensurate with the quality of Product previously distributed by COMPANY.

   (b) COMPANY shall supply MS with suitable specimens of Product and COMPANY's use of the Logo in connection with Product at any time upon reasonable notice from MS. COMPANY shall cooperate fully with MS to facilitate periodic review of COMPANY's use of the Logo and of COMPANY's compliance with the quality standards described in this Agreement.

   (c) COMPANY shall fully correct and remedy any deficiencies in its use of the Logo and/or the quality of Product used in conjunction with the Logo, upon reasonable notice from MS.

   (d) COMPANY represents and warrants that Product shall be distributed to customers with Microsoft Internet Explorer in accordance with the IE, IEAK, and/or Referral Server Agreement(s), and meets all requirements and specifications in the IE, IEAK, and/or Referral Server Agreement(s).

   (e) COMPANY warrants and represents that it will comply with all applicable laws, rules, and regulations regarding promotion and sale of Product with the Logo, and will not violate or infringe any right of any third party.

   (f) COMPANY agrees to indemnify and defend MS from and against any and all claims, damages, costs, and expenses (including reasonable attorneys' fees) and pay the amount of any adverse final judgment (or settlement to which both parties consent) arising out of or related to the Product in any manner, including user claims regarding Product's incompatibility with Internet Explorer; provided COMPANY is notified promptly in writing of any claim, COMPANY has sole control over its defense or settlement, and MS provides reasonable assistance in the defense of the same.

5. IDENTIFICATION AND USE
   ----------------------

   (a) COMPANY shall mark every use of the Logo with the trademark designations set forth in the Guidelines and shall comply with MS' trademark use guidelines as amended from time to time.

   (b) COMPANY acknowledges MS' ownership of the Logo and the "Microsoft" trademark. COMPANY shall employ best efforts to use the Logo in a manner that does not derogate from MS' rights in the Logo and will take no action that will interfere with or diminish MS' rights in the Logo, either during the term of this Agreement or afterwards. COMPANY agrees not to adopt, use or register any

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       corporate name, tradename, trademark, domain name, service mark or certification mark, or other designation similar to, or containing in whole or in part, the Logo. COMPANY agrees that all use of the Logo by COMPANY will inure to the benefit of MS. COMPANY may not use the Logo in any way as an endorsement or sponsorship of Product by MS.

6. DEFENSE OF INFRINGEMENT CLAIM
   -----------------------------

   (a) MS agrees to indemnify and defend COMPANY from and against any and all claims, damages, costs, and expenses (including reasonable attorneys' fees), and pay the amount of any adverse final judgment (or settlement to which both parties consent) resulting from, third party claim(s) (hereinafter "Indemnified Claims") that the Logo infringes any trademark rights of such third party in the Territory; provided MS is notified promptly in writing of the Indemnified Claim and has sole control over its defense or settlement, and COMPANY provides reasonable assistance in the defense of the same.

   (b) In the event MS receives information concerning an intellectual property infringement claim (including an Indemnified Claim) related to the Logo, MS may at its expense, without obligation to do so, either (i) procure for COMPANY the right to continue to distribute the alleged infringing Logo, or (ii) replace or modify the Logo to make it non-infringing, and in which case, COMPANY shall thereupon cease distribution of the alleged infringing Logo.

   (c) MS shall have no liability for any intellectual property infringement claim (including an Indemnified Claim) based on COMPANY's manufacture, distribution, or use of the Logo after MS' notice that COMPANY should cease use of such Logo due to such a claim. For all claims described in this Section 6(c), COMPANY agrees to indemnify and defend MS from and against all damages, costs and expenses, including reasonable attorneys' fees.

   (d) MS MAKES NO WARRANTIES EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE WITH RESPECT TO THE LOGO, INCLUDING ANY WARRANTY OF NON-INFRINGEMENT, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

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7. CONSEQUENTIAL ET. AL. DAMAGES
   -----------------------------

   EXCEPT AS PART OF A THIRD PARTY DAMAGE CLAIM FOR WHICH ONE OF THE PARTIES IS OBLIGATED TO INDEMNIFY THE OTHER, NEITHER PARTY SHALL BE LIABLE FOR ANY CONSEQUENTIAL INCIDENTAL, INDIRECT, PUNITIVE OR SPECIAL DAMAGES (INCLUDING LOSS OF BUSINESS PROFITS) ARISING FROM OR RELATED TO COMPANY'S MARKETING, DISTRIBUTION OR ANY USE OF THE LOGO, REGARDLESS OF WHETHER SUCH LIABILITY IS BASED ON BREACH OF CONTRACT, TORT, STRICT LIABILITY, BREACH OF WARRANTIES, INFRINGEMENT OF INTELLECTUAL PROPERTY, FAILURE OF ESSENTIAL PURPOSE OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL MS BE LIABLE FOR ANY DAMAGES FOR COMPANY'S USE OF THE LOGO IN VIOLATION OF THE TERMS AND CONDITIONS OF THIS AGREEMENT

8. INFRINGEMENT
   ------------

   COMPANY shall promptly notify MS of any suspected infringement of or challenge to the Logo or any of its constituent elements.


9. TERM OF AGREEMENT
   -----------------

   (a) The term of this Agreement shall run from the Effective Date until the earlier of (i) the date on which COMPANY ceases licensing and distributing any Products to third parties pursuant to the terms of the IE, IEAK, and/or Referral Server Agreement(s) or (ii) the date of expiration or termination of the IE, IEAK, and/or Referral Server Agreement(s); provided however, that MS shall have the right to terminate this Agreement with or without cause upon thirty (30) days prior written notice.

   (b) From and after termination or expiration of this Agreement, COMPANY shall cease and desist from all use of the Logo. However, unless the Agreement is terminated for breach, COMPANY may distribute then-existing units of Product and advertising materials containing the Logo for a period of ninety (90) days from the termination date provided use of the Logo in connection with such inventory is in compliance with the terms and conditions of this Agreement.

10.  NOTICES
     -------

   All notices and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, mailed by registered or certified mail, return receipt requested, or sent by telecopy with a receipt confirmed by telephone, to the parties at the following addresses or to such other addresses as a party may from time to time notify the other parties.

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MS:            MICROSOFT CORPORATION
               One Microsoft Way
               Redmond, WA  98052-6399
               USA
Attention:     Microsoft Internet Explorer
               Logo Department
Fax:           (425) 936-7329

With Copy
To:            MICROSOFT CORPORATION
               One Microsoft Way
               Redmond, WA  98052-6399
               USA

Attention:     Law & Corporate Affairs, Trademarks

Fax:                (425) 869-1327

COMPANY:       Information listed in the registration form.


11.  ENTIRE AGREEMENT; AMENDMENT
     ---------------------------

   MS' providing this Agreement to COMPANY does not constitute an offer by MS. Upon COMPANY's acceptance of the terms herein by submitting the registration form below, this Agreement, including all Exhibits, contains the entire agreement of the parties with respect to the subject matter hereof, and shall supersede and merge all prior and contemporaneous communications. It shall not be amended except by a written agreement subsequent to the Effective Date and signed on behalf of the parties by their respective authorized representatives.

12.  GOVERNING LAW; ATTORNEYS' FEES; EQUITABLE RELIEF
     ------------------------------------------------

   (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Washington. COMPANY hereby consents to jurisdiction and venue in the state and federal courts sitting in the State of Washington. The parties agree to accept service of process by U.S. certified or registered mail, return receipt requested, or by any other method authorized by applicable law.

   (b) If either party employs attorneys to enforce any rights arising out of or related to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees, costs, and other expenses.

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   (c) COMPANY acknowledges that a breach by it of this Agreement may cause MS irreparable damage that cannot be remedied in monetary damages in an action law, and may also constitute infringement of the Logo. In the event of any breach that could cause irreparable harm to MS, or cause some impairment or dilution of its reputation or Logo, MS shall be entitled to an immediate injunction, in addition to any other legal or equitable remedies.

13.  HEADINGS
     --------

   Section headings are used in this Agreement for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

14.  NO WAIVER
     ---------

   No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

15.  SEVERABILITY
     ------------

   If any provision of this Agreement (or any other agreements incorporated herein) shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

16.  RELATIONSHIP
     ------------

   Neither this Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture or agency relationship or as granting a franchise.

17.  SURVIVAL
     --------

   The provisions of Sections 2(d), 5(b) and 7, as well as Section 4(f) with respect to Product(s) distributed during the term of this Agreement and 6(a) for claims based on use of the Logo permitted herein, shall survive expiration or termination of this Agreement.

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   IN WITNESS WHEREOF, the parties have entered into this Agreement as of the
Effective Date written above.

MICROSOFT CORPORATION               COMPANY  Prodigy Services Corp


/s/J. Dossett                           /s/Marc  Jacobson
-------------------------               --------------------------
By (sign)                                By (sign)

Jeffrey J. Dossett                      Marc Jacobson
-------------------------               --------------------------
Name:  (Print)                          Name:  (Print)
General Manager
Internet Customer Unit                  Acting CFO & General Counsel
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Title                                    Title

8/18/98                                 7/2/98
-------------------------               --------------------------
Date                                     Date

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